                                                                   EXHIBIT 10.38

                                 THIRD AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


        This third amendment to amended and restated credit agreement ("Amendment"), dated as of February 22, 1999, is made and entered into by and between REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation ("Borrower"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, successor by merger to U. S. Bank of Washington, National Association ("U.S. Bank"). Words and phrases with initial capital letters have the meanings given to them in Article I of this Amendment.

                                R E C I T A L S :

        A. On or about June 5, 1995, U.S. Bank and Borrower entered into that certain amended and restated credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement"), whereby U.S. Bank agreed to make loans and advances of credit to Borrower on the terms and conditions set forth therein.

        B. Borrower and U.S. Bank have entered into two amendments to the Credit Agreement, dated as of July 25, 1996, and September 15, 1997, respectively, whereby U.S. Bank extended the Commitment Period of the Revolving Loan.

        C. In accordance with the terms of an October 22, 1998, commitment letter, Borrower and U.S. Bank have agreed to modify the terms of the Revolving Loan and to extend the Commitment Period to July 1, 2001. The purpose of this Amendment is to set forth the terms and conditions of U.S. Bank's and Borrower's agreements.

        NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

                      Article I. DEFINITIONS AND AMENDMENT

        1.1 Defined Terms. As used in this Amendment, words and phrases with initial capital letters shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires.

        1.2 Modified and Additional Defined Terms. Section 1.1 of the Credit Agreement is modified to amend in their entirety (if presently defined in Section 1.1 of the Credit Agreement) or add (if not presently defined in Section
1.1 of the Credit Agreement) the following defined terms:

        "Acquisition Loan" has the meaning set forth in Section 2.7 herein and includes all modifications and renewals of any Acquisition Loan.

        "Acquisition Note" has the meaning set forth in Section 2.8 herein and includes all modifications, renewals, and replacement of any Acquisition Note.

        "Amortization Term" has the meaning set forth in Section 2.10 herein.


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        "Borrowing Notice" has the meaning set forth in Section 4.2 herein.

        "Borrowing Period" has the meaning set forth in Section 2.5(b) herein.

        "Cash Flow" means, for any period, Net Income, plus depreciation and amortization, plus Interest Expense, plus increases in deferred tax accounts, plus other non-cash expenses, less extraordinary gains from any sale of Borrower's assets to the extent such sales are not in the ordinary course of Borrower's business, less increases in noncurrent assets not funded with new equity, new long-term Consolidated Indebtedness or Borrower's own cash that was available at the beginning of such period, and less dividends and distributions paid to Borrower's shareholders, in each case, for or during such period.

        "Conversion Notice" has the meaning set forth in Section 2.7 herein.

        "Debt Service" means, for any period, the sum of Interest Expense for such period plus the sum of scheduled payments of principal for such period, whether or not made, with respect to Consolidated Indebtedness of Borrower, including any scheduled payments under leases that are or should be capitalized pursuant to GAAP.

        "Funded Debt" means, as of the date of measurement, the Consolidated interest-bearing Indebtedness of Borrower.

        "Funded Debt Ratio" means the ratio, determined as of the last day of each fiscal quarter of Borrower, beginning with the fiscal quarter ending March 31, 1999, of Funded Debt to Cash Flow (calculated on a rolling four-quarter basis as of the last day of each fiscal quarter of Borrower).

        "Interest Period" means, as to any LIBOR Rate Borrowing, a period of one, two, three, six, or twelve months commencing on the date the LIBOR Borrowing Rate becomes applicable thereto; provided, however, that (a) the first day of each Interest Period must be a Business Day; (b) no Interest Period shall be selected which would extend beyond the expiration of the Borrowing Period applicable to such LIBOR Rate Borrowing or beyond the maturity date of the Acquisition Loan or Term Loan, as applicable; (c) any Interest Period which would otherwise expire on a day which is not a Business Day shall be extended to the next succeeding Business Day, unless the result of such extension would be to extend such Interest Period into another calendar month in which event the Interest Period shall end on the immediately preceding Business Day; (d) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and (e) no Interest Period shall extend beyond a date on which Borrower is required to make a scheduled payment of principal unless the aggregate principal amount of Prime Rate Borrowings and LIBOR Rate Borrowings with Interest Periods expiring on or before such date equals or exceeds the amount required to be paid on such date.

        "LIBOR Borrowing Rate" means the LIBOR Rate plus the applicable margin determined in accordance with Section 4.1 herein.


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        "LIBOR Rate" means, for any Interest Period, the average offered rate for deposits in United States Dollars (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) for delivery of such deposits on the first day of such Interest Period, for the number of months therein, which appears on Telerate Page 3750 as of 11:00 a.m., London time (or such other time as of which such rate appears) on the day that is two Business Days preceding the first day of such Interest Period; or the rate for such deposits determined by U.S. Bank at such time based on such other published service of general application as shall be selected by U.S. Bank for such purposes; provided, that if U.S. Bank is unable to determine the rate in the foregoing manner, U.S. Bank may determine that the LIBOR Rate is equal to the rates offered to U.S. Bank for deposits in United States Dollars (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) in the interbank Eurodollar market at such time for delivery on the first day of such Interest Period for the number of months therein; and provided, further, that in any case the LIBOR Rate shall be adjusted to take into account the maximum reserves required to be maintained for Eurocurrency liabilities by banks during each such Interest Period as specified in Regulation D of the Board of Governors of the Federal Reserve System or any successor regulation.

        "LIBOR Rate Borrowing" means any Loan or portion of a Loan that accrues interest at a LIBOR Borrowing Rate, as selected by Borrower. The minimum amount of each LIBOR Rate Borrowing shall be $500,000.

        "Loans" means any loan made by U.S. Bank to Borrower pursuant to this Agreement or any of the other Loan Documents, as well as all renewals and modifications of, or amendments to, any Loan.

        "Loan Documents" means this Agreement, the Notes, the Security Agreement, the Existing Loan Documents, and the Commitment Letter, together with all other agreements, instruments, and documents arising out of or relating to this Agreement or the Loans, and includes all renewals and modifications thereof.

        "Notes" means any note evidencing a Loan, as well as all renewals, replacements, and amendments of any Note.

        "Prime Borrowing Rate" means the Prime Rate.

        "Security Agreement" means that certain security agreement executed and delivered by Borrower under the terms of the Third Amendment, and includes all amendments, renewals, and modifications of the Security Agreement.

        "Telerate Page 3750" means the display designated as such on Teleratesystem Incorporated (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks for United States Dollar deposits).

        "Term Loan" has the meaning set forth in Section 3.1 herein and includes all modifications and renewals of the Term Loan.

        "Term Note" has the meaning set forth in Section 3.2 herein and includes all modifications, replacement, and renewals of the Term Note.


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        "Third Amendment" means that certain third amendment to amended and restated credit agreement, dated as of February 22, 1999, by and between Borrower and U.S. Bank, and includes all amendments, supplements, exhibits, and modifications to the Third Amendment.

        "U.S. Bank" means U.S. Bank National Association, a national banking association, successor by merger to U. S. Bank of Washington, National Association, and its successors and assigns.

        1.3 Deleted Defined Terms. Section 1.1 of the Credit Agreement is hereby amended by the deletion of the following defined terms:

        (a) "IBOR Borrowing Rate;"

        (b) "IBOR Rate;"

        (c) "IBOR Rate Borrowing;"

        (d) "Incremental Rate;"

        (e) "Revolving Term Loan;" and

        (f) "Revolving Term Note."

        1.4 LIBOR Rate. The Credit Agreement is hereby amended by replacing each defined term that includes the abbreviation "IBOR" with "LIBOR," such that references to the defined terms "IBOR Borrowing Rate," "IBOR Rate," and "IBOR Rate Borrowing" now are read as "LIBOR Borrowing Rate," "LIBOR Rate," and "LIBOR Rate Borrowing."

        1.5 Incorporation of Recitals and Exhibits. The foregoing recitals are incorporated into this Amendment by reference. All references to "Exhibits" contained herein are references to exhibits attached to this Amendment, the terms and conditions of which are made a part of this Amendment for all purposes.

        1.6 Amendment. The Credit Agreement and the other Loan Documents are hereby amended as set forth herein. Except as specifically provided herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loans and any extensions or renewals thereof.

                Article II. REVOLVING LOAN AND ACQUISITION LOANS

        2.1 Revolving Loan. Article II of the Credit Agreement is hereby amended in its entirety to read as follows:

                           ARTICLE II. REVOLVING LOAN

        2.1 Revolving Loan Commitment. Subject to and upon the terms and conditions set forth herein and in reliance upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, U.S. Bank


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    will advance funds to Borrower from time to time during the period ending on
    July 1, 2001 ("Commitment Period"), in an aggregate amount not exceeding at any one time $10,000,000, less the aggregate amount of all Acquisition Loans then outstanding ("Revolving Loan"). Borrower may borrow, repay without penalty or premium (except as provided in Section 4.12 hereof), and reborrow hereunder, either the full amount of the Revolving Loan or any lesser sum.

        2.2 Use of Proceeds. The proceeds of the Revolving Loan shall be used by Borrower for general corporate purposes, including financing of Capital Expenditures in accordance with the terms of this Agreement; provided that, and subject to the other limitations set forth in Articles VII and VIII of this Agreement, usage of the Revolving Loan for an acquisition of all or substantially all of the assets of a brewery or an investment in the capital stock of a brewery is limited to $10,000,000 per occurrence and $10,000,000 in the aggregate, without U.S. Bank's prior written consent. Notwithstanding anything to the contrary in this Section 2.2, Borrower shall not use any proceeds of the Revolving Loan to repay any Acquisition Loan.

        2.3 Revolving Note. The Revolving Loan shall be evidenced by a promissory note in the form attached to the Third Amendment as Exhibit A ("Revolving Note").

        2.4 Revolving Loan Interest Rates. Subject to Section 4.9 herein, Borrower shall pay interest on the principal amount outstanding under the Revolving Loan from time to time at a per annum rate of interest equal to the applicable Prime Borrowing Rate for any Prime Rate Borrowing, and at the applicable LIBOR Borrowing Rate for any LIBOR Rate Borrowing, pursuant to the other terms and conditions hereof and subject to adjustment as set forth in Section 4.1 of this Agreement.

        2.5 Repayment of Revolving Loan.

        (a) Until the Revolving Loan shall have been paid in full, Borrower shall pay in arrears to U.S. Bank an amount equal to all accrued interest on the Revolving Loan on the first day of the first month following the initial advance under the Revolving Loan and on the same day of each month thereafter.

        (b) Borrower shall repay each advance that is in an amount of $100,000 or more within 120 days of its disbursement ("Borrowing Period"). Within the Borrowing Period, Borrower may repay any advance that was made in an amount of $100,000 or more by converting it to an Acquisition Loan as provided in
    Section 2.7 of this Agreement. Borrower shall pay U.S. Bank all outstanding principal, accrued interest, and other charges with respect to the Revolving Loan on July 1, 2001.

        2.6 Revolving Loan Fee. Borrower shall pay U.S. Bank a nonrefundable fee of $50,000 for the Revolving Loan, of which $25,000 shall be


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    paid concurrently with the execution of the Third Amendment and, unless U.S.
    Bank's obligation to make advances under the Revolving Loan has been terminated and all outstanding principal, accrued interest, and other charges with respect to the Revolving Loan have been paid before July 1, 1999, the remaining $25,000 shall be paid on or before July 1, 1999.

        2.7 Acquisition Loans. Subject to and upon the terms and conditions set forth herein, and in reliance by U.S. Bank upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, Borrower may elect to convert any advance under the Revolving Loan to a term loan ("Acquisition Loan"), by giving U.S. Bank at least ten Business Days' written notice prior to the expiration of the Borrowing Period ("Conversion Notice"). The Conversion Notice shall state (a) the date and amount of the advance that Borrower has elected to convert to an Acquisition Loan; (b) the effective date of the conversion to an Acquisition Loan (which must be no later than the expiration of the Borrowing Period), and (c) an Amortization Term of up to 120 months for the requested Acquisition Loan. Borrower may elect to convert advances under the Revolving Loan to Acquisition Loans only so long as no Default or Event of Default exists and in amounts of not less than $100,000.

        2.8 Acquisition Notes. Each Acquisition Loan shall be evidenced by a promissory note substantially in the form attached to the Third Amendment as Exhibit B ("Acquisition Note"). Each Acquisition Note shall state the principal amount of the Acquisition Loan evidenced by the Acquisition Note, shall be dated as of the effective date of the Acquisition Loan, and shall provide for the Acquisition Note's maturity on the date five years after the date of the first required principal and interest payment.

        2.9 Acquisition Loan Interest Rates. Subject to Section 4.9 herein, Borrower shall pay interest from the date of the Acquisition Note on the principal amount thereof remaining unpaid from time to time at a per annum rate of interest equal to the applicable Prime Borrowing Rate for any Prime Rate Borrowing, and at the applicable LIBOR Borrowing Rate for any LIBOR Rate Borrowing, pursuant to the other terms and conditions hereof and subject to adjustment as set forth in Section 4.1 of this Agreement.

        2.10 Repayment of Acquisition Loans.

        (a) With respect to each Acquisition Loan, commencing on the first day of the first month following the date of the Acquisition Note evidencing such Loan, and continuing on the first day of each month thereafter, Borrower shall pay U.S. Bank all accrued interest on the principal balance of the Acquisition Loan.

        (b) With respect to each Acquisition Loan, in addition to the interest payments required in Section 2.10(a), Borrower shall make monthly payments of principal to U.S. Bank in 60 equal, consecutive installments of principal sufficient


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    to repay the initial principal balance of such Acquisition Loan over the amortization period, not to exceed 120 months, that Borrower selected for the Acquisition Loan in its Conversion Notice ("Amortization Term"). Borrower's monthly principal payments with respect to each Acquisition Loan shall commence on the first day of the first month following the date of the Acquisition Note evidencing such Loan, and shall continue on the first day of each month thereafter.

        (c) Borrower shall pay U.S. Bank all outstanding principal, accrued interest, and other charges with respect to an Acquisition Loan on the date five years after the date of the first required principal and interest payment with respect to such Loan, whether or not and regardless of when made. Borrower understands and agrees that a substantial portion of the principal balance will be outstanding and unpaid on the maturity date of any Acquisition Loan for which Borrower has selected an Amortization Term of more than 60 months.

        2.11 Acquisition Loan Fee. Concurrently with Borrower's delivery of any Conversion Notice to U.S. Bank, Borrower shall pay a nonrefundable fee for the requested Acquisition Loan equal to 0.25 percent of the requested Acquisition Loan's principal balance.

        2.2 Renewal Revolving Note. Concurrently with the execution of this Amendment, Borrowing shall execute and deliver to U.S. Bank a renewal promissory note in the form attached hereto as Exhibit A ("Renewal Revolving Note"). The Renewal Revolving Note shall be made in substitution for, but not in payment of the renewal revolving note dated as of September 15, 1997, which shall be marked "renewed" and retained by U.S. Bank until the Revolving Loan has been paid in full and U.S. Bank's commitment to make advances under the Revolving Loan has terminated. Upon execution of this Amendment, the Renewal Revolving Note shall be a "Revolving Note" for all purposes of the Credit Agreement and the other Loan Documents.

                             Article III. TERM LOAN

        Article III of the Credit Agreement is hereby amended in its entirety to read as follows:

                             ARTICLE III. TERM LOAN

        3.1 Term Loan. Prior to the date of the Third Amendment and on the terms and conditions of this Agreement, U.S. Bank made a term loan to Borrower in the initial principal amount of $10,000,000 and with an outstanding principal balance, as of the date of the Third Amendment, of $8,250,000, the repayment of which, as well as other terms and conditions, are subject to this Agreement, as amended ("Term Loan").


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

        3.2 Term Note. The Term Loan is evidenced by and repayable with interest in accordance with the terms of a promissory note in the form attached to the Third Amendment as Exhibit C (the "Term Note").

        3.3 Interest Rates. Subject to Section 4.9 herein, Borrower shall pay interest on the principal amount of the Term Loan remaining unpaid from time to time at a per annum rate of interest equal to the applicable Prime Borrowing Rate for any Prime Rate Borrowing, and at the applicable LIBOR Borrowing Rate for any LIBOR Rate Borrowing, pursuant to the other terms and conditions of this Agreement and subject to adjustment as set forth in
    Section 4.1 of this Agreement.

        3.4 Repayment.

        (a) Borrower shall pay in arrears to U.S. Bank an amount equal to all accrued interest on the Term Loan; such monthly payments of interest commenced on July 1, 1996, and shall continue on the first day of each month thereafter.

        (b) In addition to the interest payments required in Section 3.4(a), Borrower shall make monthly payments of principal to Lender in 60 equal, consecutive installments of $37,500, such monthly installments commenced on July 1, 1997, and shall continue on the first day of each month thereafter until June 5, 2002, at which time the entire principal and any accrued and unpaid interest on the Term Loan shall be paid in full.

             Article IV. GENERAL PROVISIONS APPLICABLE TO THE LOANS

        4.1 Interest Rates. Section 4.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

        4.1 Interest Rates.

        (a) Subject to the terms of this Section 4.1 and Section 4.9, and during the period commencing with the date of the Third Amendment and ending on June 5, 1999, the interest rates for the Loans shall be adjusted based on the Capital Ratio, as established for any preceding fiscal quarter of Borrower by the financial statements delivered to U.S. Bank pursuant to
    Section 6.1(a) of this Agreement, whether as initially submitted or as revised, as set forth in the following matrix:


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--------------------------------------------------------------------------------
                     DATE OF THIRD AMENDMENT TO JUNE 6, 1999
--------------------------------------------------------------------------------

        CAPITAL RATIO             PRIME BORROWING RATE               LIBOR BORROWING RATE
--------------------------------------------------------------------------------------------
    Less than or equal to                Prime                            LIBOR Rate
           0.5:1.0                        Rate                          plus 1 percent
                                                                      (100 basis points)
--------------------------------------------------------------------------------------------
    Less than or equal to                Prime                            LIBOR Rate
   1.0:1.0 and greater than               Rate                         plus 1.25 percent
           0.5:1.0                                                    (125 basis points)
--------------------------------------------------------------------------------------------
    Less than or equal to                Prime                            LIBOR Rate
  1.25:1.0 and greater than               Rate                         plus 1.75 percent
           1.0:1.0                                                (175 percent basis points)
--------------------------------------------------------------------------------------------
         Greater than                  Prime Rate                             Not
           1.25:1.0                 plus 2.5 percent                       Available
                                   (250 basis points)                    After Default
                                     (Default Rate)
--------------------------------------------------------------------------------------------

        (b) Subject to the terms of this Section 4.1 and Section 4.9, for the period commencing on June 6, 1999, and continuing thereafter, (i) the interest rates for the Term Loan shall be adjusted based on the Capital Ratio on the terms and as set forth in Section 4.1(a) herein, and (ii) the interest rates for the Revolving Loan and the Acquisition Loans shall be adjusted based on the Funded Debt Ratio, as established for any preceding fiscal quarter of Borrower by the financial statements delivered to U.S. Bank pursuant to Section 6.1(a) of this Agreement, whether as initially submitted or as revised, as set forth in the following matrix:


--------------------------------------------------------------------------------
                          JUNE 6, 1999, AND THEREAFTER
--------------------------------------------------------------------------------

                               REVOLVING LOANS                       ACQUISITION LOANS
                       -----------------------------------------------------------------------------
                           PRIME
FUNDED DEBT RATIO        BORROWING         LIBOR               PRIME          LIBOR BORROWING RATE
                           RATE       BORROWING RATE       BORROWING RATE
----------------------------------------------------------------------------------------------------
Less than or equal to      Prime        LIBOR Rate           Prime Rate            LIBOR Rate
       2.25:1.0            Rate       plus 1 percent     plus 0.25 percent      plus 1.25 percent
                                        (100 basis       (25 basis points)     (125 basis points)
                                          points)
----------------------------------------------------------------------------------------------------
Less than or equal to      Prime        LIBOR Rate           Prime Rate            LIBOR Rate
 3.0:1.0 and greater       Rate      plus 1.25 percent   plus 0.25 percent      plus 1.5 percent
    than 2.25:1.0                       (125 basis        (25 basis points     (150 basis points)
                                          points)
----------------------------------------------------------------------------------------------------
Less than or equal to      Prime        LIBOR Rate           Prime Rate            LIBOR Rate
 3.75:1.0 and greater      Rate      plus 1.5 percent    plus 0.25 percent      plus 1.75 percent
    than 3.0 :1.0                       (150 basis        (25 basis points     (175 basis points)
                                          points)
----------------------------------------------------------------------------------------------------
     Greater than          Prime        LIBOR Rate           Prime Rate            LIBOR Rate
       3.75:1.0            Rate      plus 2.0 percent    plus 0.25 percent      plus 2.25 percent
                                        (200 basis        (25 basis points     (225 basis points)
                                          points)
----------------------------------------------------------------------------------------------------


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        (c) Any adjustment of the Prime Borrowing Rate provided for in this
    Section 4.1 shall be effective as of the first day of the month following the month in which U.S. Bank receives Borrower's financial statements establishing a ratio in a new range of Capital Ratios or Funded Debt Ratios, as the case may be, for the immediately preceding fiscal quarter. Any adjustment of the LIBOR Borrowing Rate provided for in this Section 4.1 shall be effective as of the first day following the Interest Periods that expire after the month in which U.S. Bank receives Borrower's financial statements establishing a ratio in a new range of Capital Ratios or Funded Debt Ratios, as the case may be, for the immediately preceding fiscal quarter.

        (d) If any audit of Borrower's annual financial statements by independent certified public accountants does not confirm the Capital Ratio or the Funded Debt Ratio, as the case may be, reflected in any of that fiscal year's quarterly financial statements delivered by Borrower to U.S. Bank, then the interest rates shall be automatically adjusted to the applicable interest rates set forth in the matrix retroactive to the first day of the month following the month in which U.S. Bank received a quarterly financial statement of Borrower subsequently corrected by such audit. Following any retroactive adjustment of interest rates, if Borrower (i) owes additional interest to U.S. Bank, Borrower will pay such interest immediately upon demand by U.S. Bank, or (ii) has paid more interest than would have accrued at the adjusted rates, U.S. Bank will refund to Borrower such excess, immediately upon Borrower's demand.

        4.2 Manner of Borrowing. Section 4.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

        4.2 Manner of Borrowing.

        (a) Whenever Borrower desires to use the LIBOR Borrowing Rate, Borrower shall give U.S. Bank irrevocable notice (either in writing or orally and promptly confirmed in writing) between 8:00 a.m. and 1:00 p.m. (Seattle, Washington time) two Business Days prior to the desired effective date of the LIBOR Borrowing Rate ("Borrowing Notice"). Any oral Borrowing Notice shall be given by, and any written Borrowing Notice or confirmation of an oral Borrowing Notice shall be signed by Paul Shipman, Bradley Berg, David Mickelson, or Anne Mueller, each of whom is authorized to request Loans, until written notice by Borrower of the revocation of such authority is received by U.S. Bank. Each Borrowing Notice shall specify the requested effective date of the LIBOR Borrowing Rate, the Interest Period, the amount of the LIBOR Rate Borrowing, and whether Borrower is requesting a new advance at the LIBOR Borrowing Rate, conversion of all or any portion of the Prime Rate Borrowing to a LIBOR Rate Borrowing, or a new Interest Period for an outstanding LIBOR Rate Borrowing. Notwithstanding any other term of this Agreement, Borrower may elect the LIBOR Borrowing Rate to apply to Loans or portions thereof only in the minimum principal amount of $500,000. In the event Borrower has not given U.S. Bank a Borrowing Notice two Business Days in advance of the expiration of any Interest Period of Borrower's intent to convert a LIBOR Rate Borrowing to a new LIBOR Rate Borrowing at the expiration of such Interest Period, then such LIBOR Rate Borrowing shall automatically, at the expiration of such Interest Period, be deemed to be a Prime Rate Borrowing.


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

        (b) Borrower may obtain LIBOR Borrowing Rate quotes from U.S. Bank between 8:00 a.m. and 1:00 p.m. (Seattle, Washington time) on any Business Day. Borrower may request an advance, conversion of any portion of a Prime Rate Borrowing to a LIBOR Rate Borrowing or a new Interest Period for an existing LIBOR Rate Borrowing, at such rate only by giving U.S. Bank notice in accordance with the provisions of this Section 4.2 before 1:00 p.m. (Seattle, Washington time) on such day. Each Borrowing Notice shall be irrevocable. Each Borrowing Notice requesting a new advance or conversion of an advance to an Acquisition Loan (as opposed to an interest rate renewal or interest rate conversion) shall be deemed to constitute a representation and warranty by Borrower that, as of the date of the Borrowing Notice, (i) the statements set forth in Article VIII are true and correct, (ii) no material adverse change in Borrower's financial condition, except as previously disclosed to U.S. Bank in writing, has occurred subsequent to December 31, 1997, and (iii) no Default or Event of Default has occurred and is continuing.

        (c) Any Loans made pursuant to this Section 4.2 shall be conclusively presumed to have been made to or for the benefit of Borrower when made in accordance with such a request from an authorized Person and direction for disposition or when such Loan is deposited to the credit of the account of Borrower with U.S. Bank or is transmitted to any other bank with directions to credit the same to the account of Borrower at such bank, regardless of whether Persons other than those authorized hereunder to make requests for Loans have authority to draw against any such account. Borrower acknowledges that U.S. Bank cannot effectively determine whether a particular request for an advance under a Loan is valid, authorized, or authentic. It is nevertheless important to Borrower that it has the privilege of making requests for advances under the Loans in accordance with this Section 4.2. Therefore, to induce U.S. Bank to lend funds in response to such requests and in consideration for U.S. Bank's agreement to receive and consider such requests, Borrower assumes all risks of the validity, authenticity, and authorization of such requests, whether or not the individual making such requests has authority to request advances under the Loans and whether or not the aggregate sum owing exceeds the maximum principal amount permitted to be outstanding under such Loan. U.S. Bank shall not be responsible under principles of contract, tort, or otherwise for the amount of an authorized or invalid advance under a Loan, except for its negligence or willful misconduct; rather, Borrower agrees to repay any sums with interest as provided herein.

                         Article V. NEGATIVE COVENANTS

        5.1 Tangible Net Worth. Section 7.15 of the Credit Agreement is hereby amended in its entirety to read as follows:

        7.15 Tangible Net Worth. Permit Consolidated Tangible Net Worth at any time during the terms of the Loans to be less than $65,000,000.

        5.2 Debt Service Coverage. Section 7.17 of the Credit Agreement is hereby amended in its entirety to read as follows:

        7.17 Debt Service Coverage. Permit the ratio of (a) the sum of Cash Flow for the immediately preceding four fiscal quarters of Borrower, plus, to the extent accounted for during such period, $3,362,000 (representing Borrower's "special valuation provision"), to (b) Debt Service for the immediately preceding four fiscal quarters of Borrower to be less than (x) 1.05:1 during any fiscal quarter of Borrower ending before July 1, 2001, and (y) 1.25:1 during any fiscal quarter of Borrower thereafter.


                        Article VI. CONDITIONS PRECEDENT

        U.S. Bank shall have no obligation to modify the terms of the Loans as provided in this Amendment unless the following conditions have been fulfilled to the satisfaction of U.S. Bank:

        (a) U.S. Bank shall have received this Amendment and the Renewal Revolving Note, duly executed and delivered by Borrower.

        (b) All corporate proceedings of Borrower and its Subsidiaries shall be satisfactory in form and substance to U.S. Bank, and U.S. Bank shall have received all information and copies of all documents, including records of all corporate proceedings, that U.S. Bank has requested in connection therewith, such documents where appropriate to be certified by proper corporate authorities or Governmental Bodies. Borrower shall provide U.S. Bank with the following documents prior to or upon the execution of this
    Amendment:

            (i) Copies of the articles of incorporation of Borrower, together with all amendments thereto, certified by Borrower to be true and complete; and

            (ii) An incumbency certificate confirming the continued validity of existing resolutions of the directors of Borrower in the form attached to this Amendment as Exhibit D.

        (c) U.S. Bank shall have received an amendment to the Deed of Trust in the form attached to this Amendment as Exhibit E.

        (d) U.S. Bank shall have received a commitment to issue a modification endorsement to title policy number H713928, insuring U.S. Bank's first lien under the Deed of Trust and otherwise in form and substance satisfactory to U.S. Bank.

        (e) U.S. Bank shall have received, duly executed and delivered by Borrower, a security agreement substantially in the form attached hereto as Exhibit F, granting to U.S. Bank a first priority and exclusive security interest in personal property of Borrower as more particularly described therein.

        (f) U.S. Bank shall have received, duly executed and delivered by Borrower, such financing statements or other instruments, in form and substance satisfactory to

    U.S. Bank, that U.S. Bank may deem appropriate to perfect its security interests in any Collateral.

        (g) U.S. Bank shall have received the loan fee that is payable under
    Section 2.1 of this Amendment.

        (h) There shall not then exist any Default or Event of Default hereunder as of the date hereof.

        (i) All representations and warranties of Borrower contained herein or made in writing in connection herewith shall be true and correct as of the date hereof.

        (j) There shall have been no material adverse change in the financial condition of Borrower subsequent to September 30, 1998.


                         Article VII. GENERAL PROVISIONS

        7.1 Year 2000. Borrower has reviewed and assessed its business operations and computer systems and applications to address the "Year 2000 Problem" (that is, that computer applications and equipment used by the Borrower, directly or indirectly through third parties, may be unable to properly perform date-sensitive functions before, during and after January 1,
2000). Borrower reasonably believes that the Year 2000 Problem will not result in a material adverse change in Borrower's business condition (financial or otherwise), operations, properties or prospects or ability to repay the Revolving Loan or any Acquisition Loan to U.S. Bank. Borrower is in the process of implementing the plan to remediate Year 2000 Problems and will complete implementation of such plan with respect to any material Year 2000 Problems, and testing thereof, by September 30, 1999. Borrower agrees that this representation will be true and correct on and shall be deemed made by Borrower on each date Borrower requests any advance under any of the Loans or delivers any information to U.S. Bank. Borrower will promptly deliver to U.S. Bank such information relating to this representation as U.S. Bank requests from time to time If this representation is false or misleading in any material respect, an Event of Default shall have occurred and U.S. Bank shall be entitled to exercise its remedies under Section 9.2 of the Credit Agreement, but only with respect to the Revolving Note and any one or more of the Acquisition Notes. The occurrence of an Event of Default under this Section 7.1 shall not entitle U.S. Bank to declare the unpaid principal balance of the Term Note to be immediately due and payable or to have any other effect on the Term Note's terms and conditions.

        7.2 Notices. The name of the Person to whom notices to U.S. Bank must be given and the address of such Person is changed to:

            U.S. Bank National Association
            10800 N.E. 8th Avenue, Suite 1000
            Bellevue, Washington  98004
            Attention: Matthew D. Hill
            Facsimile No.:  (425) 450-5989

        7.3 Representations and Warranties. Borrower hereby represents and warrants to U.S. Bank that, to the best knowledge and belief of Borrower, as of the date of this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the other Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. Borrower acknowledges and agrees that all of Borrower's Indebtedness to U.S. Bank is payable without offset, defense, or counterclaim.

        7.4 Guaranties. The parties hereby acknowledge and agree that all guaranties now existing or hereafter obtained by U.S. Bank shall remain in full force and effect, are valid and enforceable in accordance with their terms, and are not subject to offset, defense, or counterclaim.

        7.5 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

        7.6 STATUTORY NOTICE. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

        IN WITNESS WHEREOF, U.S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized officers or agents as of the date first above written.

                                    REDHOOK ALE BREWERY, INCORPORATED



                                    By:  /s/  BRADLEY A. BERG
                                         ---------------------------------------
                                         Bradley A. Berg, Executive Vice
                                         President and Chief Financial Officer


                                    U.S. BANK NATIONAL ASSOCIATION



                                    By:  /s/  MATT HILL
                                         ---------------------------------------
                                         Matthew D. Hill, Assistant
                                         Vice President

                  By execution of this Amendment, the undersigned Guarantor approves of the changes to the Credit Agreement set forth herein, agrees to be bound by Section 7.4 herein, reaffirms its Guaranty, and acknowledges and agrees that its obligations under its Guaranty are not subject to any defense, offset, or counterclaim.



                                     REDHOOK OF NEW HAMPSHIRE, INC.



                                     By: /s/  BRADLEY A. BERG
                                         ---------------------------------------
                                         Bradley A. Berg, Executive Vice
                                         President

                                    EXHIBIT A
           to Third Amendment to Amended and Restated Credit Agreement

                             RENEWAL REVOLVING NOTE

$10,000,000                                                    February 22, 1999


        For value received, the undersigned, REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation ("Borrower"), promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION, successor by merger to U. S. Bank of Washington, National Association ("U.S. Bank"), at its principal place of business, at Post Office Box 5308, Portland, Oregon 97228-5308, or such other place or places as the holder hereof may designate in writing, the principal sum of Ten Million Dollars ($10,000,000) or so much thereof as advanced by U.S. Bank in lawful immediately available money of the United States of America, in accordance with the terms and conditions of that certain amended and restated credit agreement dated as of June 5, 1995, by and between Borrower and U.S. Bank (together with all supplements, exhibits, modifications, and amendments thereto, including the third amendment to amended and restated credit agreement ("Third Amendment") of even date herewith, the "Credit Agreement"). Borrower also promises to pay interest on the unpaid principal balance hereof, commencing as of the date hereof, in like money in accordance with the terms and conditions and at the rate or rates provided for in the Credit Agreement. All principal, interest, and other charges are due and payable in full on July 1, 2001.

        Borrower and all endorsers, sureties, and guarantors hereof jointly and severally waive presentment for payment, demand, notice of nonpayment, notice of protest, and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, dishonor, or enforcement of the payment of this Note except such notices as are specifically required by this Note or by the Credit Agreement, and they agree that the liability of each of them shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by U.S. Bank. Borrower and all endorsers, sureties, and guarantors hereof (1) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by U.S. Bank with respect to the payment or other provisions of this Note and the Credit Agreement; (2) consent to the release of any property now or hereafter securing this Note with or without substitution; and (3) agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them and without affecting their liability hereunder.

        This Note is made in substitution for, but not in payment of, that certain renewal revolving note dated as of September 15, 1997, is the Renewal Revolving Note referred to in the Third Amendment, is a "Revolving Note" for purposes of the Credit Agreement and as such is entitled to all of the benefits and obligations specified in the Credit Agreement, including but not limited to any Collateral and any conditions to making advances hereunder. This Note is secured by the lien of the Deed of Trust encumbering real and personal property in King County, Washington, dated August 9, 1993, and recorded with the Division of Records and Elections of King County, Washington, on August 10, 1993, under recording No. 9308101757, to which reference is hereby made for a description of the nature and extent of the security provided thereby and the rights and limitations of rights of U.S. Bank and of Borrower in respect of such security. Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the repayment of this Note and the acceleration of the maturity hereof.

                                   REDHOOK ALE BREWERY, INCORPORATED


                                   By:
                                      ------------------------------------------
                                       Bradley A. Berg, Executive Vice President
                                       and Chief Financial Officer

                                    EXHIBIT B
           to Third Amendment to Amended and Restated Credit Agreement

                                ACQUISITION NOTE

$
 --------------------                                        -------------, ----


        For value received, the undersigned, REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation ("Borrower"), promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION ("U.S. Bank"), at Post Office Box 5308, Portland, Oregon 97228-5308, or such other place or places as the holder hereof may designate in writing, the principal sum of _______________ Dollars ($___________) in lawful immediately available money of the United States of America, in accordance with the terms and conditions of that certain amended and restated credit agreement dated as of June 5, 1995, by and between Borrower and U.S. Bank (together with all supplements, exhibits, modifications, and amendments thereto, including the third amendment to amended and restated credit agreement ("Third Amendment"), dated as of February 22, 1999, the "Credit Agreement"). Borrower also promises to pay interest on the unpaid principal balance hereof, commencing as of the date hereof, in like money in accordance with the terms and conditions and at the rate or rates provided for in the Third Amendment and the Credit Agreement. All principal, interest, and other charges are due and payable in full on _____________, ____.

        Borrower and all endorsers, sureties, and guarantors hereof jointly and severally waive presentment for payment, demand, notice of nonpayment, notice of protest, and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, dishonor, or enforcement of the payment of this Note except such notices as are specifically required by this Note or by the Credit Agreement, and they agree that the liability of each of them shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by U.S. Bank. Borrower and all endorsers, sureties, and guarantors hereof (1) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by U.S. Bank with respect to the payment or other provisions of this Note and the Credit Agreement; (2) consent to the release of any property now or hereafter securing this Note with or without substitution; and (3) agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them and without affecting their liability hereunder.

        This Note is one of the Acquisition Notes referred to in the Credit Agreement, is a "Note" for all purposes of the Credit Agreement and as such is entitled to all of the benefits and obligations specified in the Credit Agreement, including but not limited to any Collateral and any conditions to making advances hereunder. This Note is secured by the lien of the Deed of Trust encumbering real and personal property in King County, Washington, dated August 9, 1993, and recorded with the Division of Records and Elections of King County, Washington, on August 10, 1993, under recording No. 9308101757, to which reference is hereby made for a description of the nature and extent of the security provided thereby and the rights and limitations of rights of U.S. Bank and of Borrower in respect of such security. Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the repayment of this Note and the acceleration of the maturity hereof.

                                     REDHOOK ALE BREWERY, INCORPORATED


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                    EXHIBIT C
           To Third Amendment to Amended and Restated Credit Agreement


                               REVOLVING TERM NOTE


$10,000,000                                                         June 5, 1995


        For value received, the undersigned, REDHOOK ALE BREWERY, INC., a Washington corporation ("Borrower"), promises to pay to the order of U. S. BANK OF WASHINGTON, NATIONAL ASSOCIATION ("U. S. Bank"), at its principal place of business, 1420 Fifth Avenue, Seattle, Washington 98111-0720, or such other place or places as the holder hereof may designate in writing, the principal sum of Ten Million Dollars ($10,000,000) or so much thereof as advanced by U. S. Bank in lawful, immediately available money of the United States of America, in accordance with the terms and conditions of that certain amended and restated credit agreement of even date herewith by and between Borrower and U. S. Bank (together with all supplements, exhibits, amendments and modifications thereto, the "Credit Agreement"). Borrower also promises to pay interest on the unpaid principal balance hereof, commencing as of the first date of an advance hereunder, in like money in accordance with the terms and conditions, and at the rate or rates provided for in the Credit Agreement. All principal, interest, and other charges are due and payable in full on June 5, 1997; provided that the maturity date may be extended to June 5, 2002, in accordance with Section 3.5 of the Credit Agreement.

        Borrower and all endorsers, sureties, and guarantors hereof jointly and severally waive presentment for payment, demand, notice of nonpayment, notice of protest, and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, dishonor, or enforcement of the payment of this Note except such notices as are specifically required by this Note or by the Credit Agreement, and they agree that the liability of each of them shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by U. S. Bank. Borrower and all endorsers, sureties, and guarantors hereof (1) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by
U. S. Bank with respect to the payment or other provisions of this Note and the Credit Agreement; (2) consent to the release of any property now or hereafter securing this Note with or without substitution; and (3) agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them and without affecting their liability hereunder.

        This Note is the Revolving Term Note referred to in the Credit Agreement, which is in substitution, but not in payment of the Existing Note, and as such is entitled to all of the benefits and obligations specified in the Credit Agreement, including but not limited to any Collateral and any conditions to making advances hereunder. This Note is secured by a deed of trust covering real and personal property located in King County, Washington, dated August 9,

1993, and recorded with the Division of Records and Elections of King County, Washington on August 10, 1993, under recording number 9308101757, to which reference is hereby made for a description of the nature and extent of the security provided thereby and the rights and limitations of rights of U.S. Bank and of Borrower in respect of such security. Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the repayment of this Note and the acceleration of the maturity hereof.

                                        REDHOOK ALE BREWERY, INC.



                                               By: /s/  BRADLEY A. BERG
                                                   -----------------------------
                                                   Bradley A. Berg
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                    EXHIBIT D

           To Third Amendment to Amended and Restated Credit Agreement


                    CERTIFICATE AS TO AUTHORIZING RESOLUTIONS
                           AND INCUMBENCY CERTIFICATE


        The undersigned hereby certifies that he is the Secretary of Redhook Ale Brewery, Incorporated, a Washington corporation ("Company"), that as such he is authorized to execute this Certificate on behalf of the Company, and that:

        (a) annexed hereto as Exhibit A is a true an correct copy of the resolutions duly adopted by written consent of the Board of Directors of the Company;

        (b) such resolutions have been entered in the minute book of the Company, have not been modified or rescinded, and remain in full force and effect; and

        (c) the following persons whose names, titles and signatures appear below are now duly qualified to hold their respective offices as of the date hereof:

Name                           Signature                                           Office
----                           ---------                                           ------
Paul Shipman                   /s/ PAUL S. SHIPMAN                                 President
                               ------------------------------------------------


                                                                                   Executive Vice President and Chief
Bradley A. Berg                /s/ BRADLEY A. BERG                                 Financial Officer
                               ------------------------------------------------

DATED this 22nd day of February, 1999.



                                                     /s/ DOUGLASS A. RAFF
                                                     Douglass A. Raff, Secretary

                                    EXHIBIT A


                  ADOPTION OF RESOLUTIONS FOR CREDIT AGREEMENT

        RESOLVED that the President and Executive Vice President (Chief Financial Officer) of the Corporation are, or either one of them is, authorized to borrow money or obtain credit in the name of and on behalf of the Corporation from time to time from U.S. Bank National Association ("U.S. Bank"), including, without limitation, the revolving loan to be extended through July 1, 2001, by U.S. Bank to the Corporation pursuant to the terms of a proposed third amendment to Amended and Restated Credit Agreement between the Corporation and U.S. Bank, expected to be dated on or about December 28, 1998.

        RESOLVED, FURTHER, that the President and Executive Vice President (Chief Financial Officer) of the Corporation are, or either one of them is, authorized to execute and deliver in the name of an on behalf of the Corporation to U.S. Bank promissory notes, real property mortgages, deeds of trust, amendments to deeds of trust, loan or letter of credit agreements, security agreements, pledge agreements, unconditional guaranties, general guaranties guaranteeing the indebtedness of others to U.S. Bank, and powers of attorney authorizing U.S. Bank to execute in the name of this Corporation notes showing U.S. Bank as payee. All such general guaranties guaranteeing the indebtedness of others hereby are deemed to benefit the Corporation, directly or indirectly.

        RESOLVED, FURTHER, that the President and Executive Vice President (Chief Financial Officer) of the Corporation are, or either one of them is, authorized to grant to U.S. Bank a security interest in those assets of the Corporation that said officer shall consider necessary or expedient to secure payment and performance of liabilities and obligations of the Corporation to U.S. Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising; and in furtherance thereof perform any and all acts in the name of the Corporation as necessary, including, but not limited to:

                  (a) endorsing, signing and delivering to U.S. Bank promissory notes, security agreements, chattel paper, and all other documents, instruments, and agreements issued or executed by others and owned by the Corporation; and

                  (b) executing in the name of the Corporation and delivering to U.S. Bank security agreements, chattel paper, financing statements, general collateral agreements, and such agreements of any and every character as U.S. Bank shall require in relation to the Corporation's discounting, transferring, pledging, or granting security interests in assets of the Corporation or in which the Corporation has an interest or in relation to U.S. Bank's collection and sale thereof.

        RESOLVED, FURTHER, that the President and Executive Vice President (Chief Financial Officer) of the Corporation are, or either one of them is, authorized to designate additional alternate individuals as being authorized to request advances under the revolving loan extended by U.S. Bank to the Corporation and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these resolutions. The following persons are authorized to request advances and authorize payments under the revolving loan until U.S. Bank receives written notice of revocation of their authority: Paul Shipman, Bradley Berg, David Mickelson or David Kirske.

        RESOLVED, FURTHER, that these resolutions shall constitute a continuing authority to the designated person or persons to act on behalf of the Corporation, and the powers and authority herein granted shall continue until revoked by the Corporation, with formal written notice of such revocation given to U.S. Bank.

        RESOLVED, FURTHER, that the Secretary of the Corporation is hereby authorized to certify and deliver to U.S. Bank a true copy of the foregoing resolutions.

        RESOLVED, FURTHER, that these resolutions shall be retroactive and act as a ratification of the execution of all said documents, if any, that may have been executed before the date of adoption of these resolutions.

                                    EXHIBIT E
           to Third Amendment to Amended and Restated Credit Agreement


Recording Requested By And
When Recorded Return To:

U.S. Bank National Association
10800 N.E. 8th Street, Suite 1000
Bellevue, WA 98004
Attn:  Matthew D. Hill


                        SECOND AMENDMENT TO DEED OF TRUST
                              (WOODINVILLE BREWERY)


Grantor:          REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation

Trustee:          COMMONWEALTH LAND AND TITLE INSURANCE COMPANY

Beneficiary:      U.S. BANK NATIONAL ASSOCIATION, successor by merger to U. S.
                  Bank of Washington, National Association

Reference Number of Amended Document: 9308101757

Abbreviated Legal Description:     Portion of SW Quarter of SE Quarter of S15,
                  TS26N, R5E, W.M., in King County, Washington.

Assessor's Property Tax Parcel:  152605-9042-000; 152605-9042-001;
                  152605-9042-002; 152605-9042-003; 152605-9121-03;
                  AND 1562605-9121-02



                  A. On or about August 9, 1993, Grantor executed that certain deed of trust recorded in the real property records of King County, Washington, on August 10, 1993 under recording number 9308101757 ("Deed of Trust"), encumbering the real property described in the Deed of Trust. In this Amendment, words and phrases with initial capital letters shall have the meanings given to them in the Deed of Trust, unless otherwise defined herein or the context otherwise requires.

        B. Grantor and Beneficiary are parties to that certain amended and restated credit agreement dated as of June 5, 1995, as amended by the first amendment to amended and restated credit agreement dated as of July 25, 1996, the second amendment to amended and restated credit agreement dated as of September 15, 1997, and the third amendment to amended and restated credit agreement of even date herewith ("Third Amendment") (as so amended, the "Credit Agreement").

        C. Subject to the terms and conditions of the Third Amendment, Beneficiary and Grantor agreed to modify the terms of the revolving loan and to extend the revolving loan's commitment period.

        NOW, THEREFORE, the parties to this Amendment agree as follows:

        1. The Deed of Trust is hereby amended to reflect that the Credit Agreement has been amended by the Third Amendment, and that:

        (a) The definition of the term "Note" is hereby amended in its entirety to read as follows:

            NOTE. The word "Note" means any note evidencing a loan made by Beneficiary to Grantor pursuant to the amended and restated credit agreement between Grantor and Beneficiary dated as of June 5, 1995, or made pursuant to any amendment, supplement, or modification to such credit agreement, including without limitation the renewal revolving note dated as of February 22, 1999, in the principal amount of $10,000,000, the revolving term note dated as of June 5, 1995 in the principal amount of $10,000,000, and any acquisition note made payable by Grantor to Beneficiary. Any of the Notes may contain a variable interest rate.

        (b) The Indebtedness shall include Grantor's liability for waste on the premises or to any of the improvements, including without limitation Grantor's liability arising from its failure to comply with the requirements set forth on page 2 of the Deed of Trust under the heading "Nuisance, Waste," or for wrongful retention of any rents and other income arising from or related to the premises, insurance proceeds, or condemnation awards, and the cost of any appraisal of the Property, whether or not obtained in any action for a deficiency judgment.

        (c) Notwithstanding anything to the contrary in the Deed of Trust or any of the Related Documents, Grantor's obligation to indemnify and hold Beneficiary harmless in accordance with the terms of that certain certificate and indemnity regarding hazardous substances of even date herewith, shall not be secured by the lien of the Deed of Trust.

        (d) The obligations and liabilities of Grantor for waste on the premises or to any improvements or for wrongful retention of any rents, or other income arising from or related to the premises, insurance proceeds, or condemnation awards shall survive any termination, satisfaction, assignment, entry of judgment or foreclosure, delivery of trustee's deed in a nonjudicial foreclosure proceeding, or delivery of a deed in lieu of foreclosure.

        (e) All notices, requests, consents, demands, approvals, and other communications under the Deed of Trust, the Credit Agreement, or any of the Related Documents shall be deemed to have been duly given, made, or served if made in writing and delivered personally, via facsimile, or mailed by first class mail, postage prepaid, as follows:

                  (i)      If to Grantor:

                           Redhook Ale Brewery, Incorporated
                           3400 Phinney Avenue North
                           Seattle, Washington 98103
                           Facsimile number:  (206) 548-1305
                           Attention:  Bradley Berg

                  (ii)     If to Beneficiary:

                           U.S. Bank National Association
                           10800 N.E. 8th Street, Suite 1000
                           Bellevue, Washington 98004
                           Facsimile number:  (425) 450-5989
                           Attention:  Matthew D. Hill

                  (iii)    If to Guarantor:

                           Redhook of New Hampshire, Inc.
                           3400 Phinney Avenue North
                           Seattle, Washington 98103
                           Facsimile number:  (206) 548-1305
                           Attention:  Bradley Berg

        The designation of the persons to be so notified or the address of such persons for the purposes of such notice may be changed from time to time by similar notice in writing, except that any communication with respect to a change of address shall be deemed to be given or made when received by the party to whom such communication was sent.

        2. Except as specifically provided for herein, all of the terms and conditions of the Deed of Trust shall remain in full force and effect, and the priority of the Deed of Trust shall not be affected by this Amendment or any of the modifications to any of the Notes or Related Documents.

        IN WITNESS WHEREOF, Grantor and Beneficiary have executed this Amendment to be effective as of February 22, 1999.

                              GRANTOR:

                              REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation


                              By:      /s/ BRADLEY A. BERG
                                 ----------------------------------------------
                              Its:     Executive Vice President
                                       and Chief Financial Officer

                              BENEFICIARY:

                              U.S. BANK NATIONAL ASSOCIATION,
                              successor by merger to U.S. Bank of
                              Washington National Association


                              By:      /s/ MATT HILL
                                       -------------
                                       Matthew D. Hill, Assistant Vice President

State of Washington            )
                               )   ss.
County of King                 )

        I certify that I know or have satisfactory evidence that _______________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the ________________________ of Redhook Ale Brewery, Incorporated, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

        Dated: February __, 1999.


                                        ----------------------------------------
                                        Notary Public for Washington


                                        ----------------------------------------

                                        ----------------------------------------
                                        Residing at:
                                                    ----------------------------
                                        My appointment expires:
                                                               -----------------

State of Washington                              )
                                                 )   ss.
County of King                                   )

        I certify that I know or have satisfactory evidence that Matthew D. Hill is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Assistant Vice President of U.S. Bank National Association to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

        Dated: February __, 1999.


                                        ----------------------------------------
                                        Notary Public for Washington


                                        ----------------------------------------

                                        ----------------------------------------
                                        Residing at:
                                                    ----------------------------
                                        My appointment expires:
                                                               -----------------

                                    EXHIBIT F
           to Third Amendment to Amended and Restated Credit Agreement


                               SECURITY AGREEMENT


        This security agreement ("Agreement") is made and entered into as of February 22, 1999, by REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation ("Borrower"), for the benefit of U.S. BANK NATIONAL ASSOCIATION, a national banking association ("U.S. Bank"). Words and phrases with initial capital letters have the meanings given to them in Article I of this Agreement.


                                R E C I T A L S :

        A. On or about June 5, 1995, Borrower and U.S. Bank entered into that certain amended and restated credit agreement (together with all supplements, exhibits, and amendments thereto, referred to as the "Credit Agreement"), whereby U.S. Bank agreed to make loans and advances of credit to Borrower on the terms and conditions set forth therein. Concurrently with the execution of this Agreement, Borrower and U.S. Bank entered into the third amendment to amended and restated credit agreement ("Third Amendment") whereby U.S. Bank and Borrower agreed to modify the terms of the Loans.

        B. Borrower's grant to U.S. Bank of a security interest in all of its assets as security for the Secured Obligations is among the agreed upon modifications to the Loans.


        NOW, THEREFORE, in order for U.S. Bank to modify the Loans in accordance with the terms of the Third Amendment, Borrower agrees as follows:

                             ARTICLE I. DEFINITIONS


        Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings when used herein. For the purposes of this Agreement, the following terms shall have the following meanings:


        "Account" means any right to payment for goods sold or leased or for services rendered that is not evidenced by an Instrument or Chattel Paper, whether or not it has been earned by performance.


        "Account Debtor" means the party who is obligated on or under any Account, Chattel Paper, or General Intangible.


        "Assignee Deposit Account" shall have the meaning set forth in Section
5.7 hereof.


        "Chattel Paper" means all interest of Borrower in writings that evidence both a monetary obligation and a security interest in or a lease of specific goods, including any group of writings consisting of both a security agreement or a lease and an Instrument or series of Instruments.

        "Collateral" means all property, real, personal, and mixed, tangible and intangible, wherever located, now owned or hereafter acquired by Borrower, or in which Borrower has or later obtains an interest, including but not limited to Accounts, Chattel Paper, Deposit Accounts, Documents, Equipment, Financial Assets, General Intangibles, Goods, Instruments, Inventory, Investment Property, Trademarks, and Vehicles, and all products, profits, rents, and proceeds of such property. As used in this Agreement, "Collateral" shall not include any property owned by any Subsidiary of Borrower.


        "Deposit Account" means a demand, time, savings, passbook, or like account maintained with a bank, savings and loan association, credit union, or like organization, other than an account evidenced by a certificate of deposit.


        "Document" means all of Borrower's right, title, and interest in or to any document of title as defined in RCW 62A.1-201 and any receipt of the kind described in RCW 62A.7-201(2).


        "Equipment" means all of Borrower's right, title, and interest in and to Goods that are used or bought for use primarily in business and that are not included within the definition of Inventory, including but not limited to all machinery, equipment, furnishings, fixtures, vehicles, tools, supplies, and other equipment of any kind and nature and all additions, substitutions, and replacements of any of the foregoing, together with all attachments, components, parts, accessories, improvements, upgrades, and accessories installed thereon or affixed thereto.


        "Event of Default" means an occurrence of an Event of Default as defined in the Credit Agreement.


        "Financial Assets" means all of Borrower's right, title, and interest in and to any financial asset as defined in RCW 62A.8-102.


        "General Intangibles" means all personal property (including things in action) other than Goods, Accounts, Chattel Paper, Documents, Financial Assets, Instruments, Investment Property, and money, including but not limited to all Trademarks, insurance proceeds, patents, copyrights, trade names, trade secrets, goodwill, registration, license rights, licenses, permits, corporate and other business records, rights to refunds or indemnification, and all other intangible personal property of Borrower of every kind and nature.


        "Goods" means all things that are movable or that are fixtures, not including money, Documents, Financial Assets, Instruments, Accounts, Chattel Paper, Investment Property, or General Intangibles.


        "Instrument" means any negotiable instrument or other writing that evidences a right to the payment of money and is not itself a security agreement or lease and is of a type that is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment.

        "Inventory" means all Goods held by Borrower for sale or lease, furnished or to be furnished by Borrower under any contract of service, or held by Borrower as raw materials, work in progress, or materials used or consumed in Borrower's business.


        "Investment Property" means all of Borrower's right, title, and interest in and to any investment property as defined in RCW 62A.9-115.


        "Secured Obligations" means any past, present, or future Indebtedness of Borrower to U.S. Bank, and includes but is not limited to (a) any indebtedness, obligation, or liability of any kind arising in any way of Borrower to U.S. Bank, now existing or hereafter created, under the Credit Agreement, the Notes, or the other Loan Documents, including any refinancing, renewal, replacement, extension, amendment, or substitution of such indebtedness, (b) any liability or obligation of Borrower hereunder, (c) the obligations of Borrower under any guaranty executed by Borrower and delivered to U.S. Bank, whereby Borrower guarantees the Indebtedness of any Person other than Borrower to U.S. Bank, and
(d) any cost, expense, or liability, including but not limited to reasonable attorney fees, that may be incurred and advances that may be made by U.S. Bank in any way in connection with any of the foregoing or any security therefor.


        "Trademark" means (a) any trademark, trade name, corporate name, company name, business name, fictitious business name, trade style, service mark, logo or other source or business identifier, and the goodwill associated therewith, now existing or hereafter adopted or acquired, (b) any registration or recording of any Trademark, and any application in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or of any state of the United States, or any other country or any political subdivision of another country or otherwise, and (c) all renewals of any Trademark.


        "Vehicle" means any car, truck, trailer, construction or earth-moving equipment, or other vehicle covered by a certificate of title of any state, including but not limited to any tires or other appurtenances to any Vehicle.

                     ARTICLE II. GRANT OF SECURITY INTEREST


        As security for the payment and satisfaction of the Secured Obligations, Borrower hereby grants to U.S. Bank a continuing security interest in and assigns to U.S. Bank all of Borrower's right, title, and interest in the Collateral and all products, profits, rents, and proceeds thereof.

                       ARTICLE III. COVENANTS OF BORROWER


        Borrower shall fully perform each of the following covenants:

        3.1 Obligations to Pay.

        (a) Borrower shall pay to U.S. Bank, in timely fashion and in full, all amounts payable by Borrower to U.S. Bank, pursuant to the Credit Agreement, the Notes, and the other Loan Documents; and

        (b) Borrower shall pay and reimburse U.S. Bank for all expenditures including reasonable attorney fees and legal expenses in connection with the exercise by U.S. Bank of any of its rights or remedies under the Credit Agreement or the other Loan Documents.

        3.2 Performance. Borrower shall fully perform in a timely fashion every covenant, agreement, and obligation set forth in the Credit Agreement and the other Loan Documents.

        3.3 Further Documentation. At its own expense, Borrower shall execute and deliver any financing statement, any renewal, substitution, or correction thereof, or any other document; shall procure any document; and shall take such further action as U.S. Bank reasonably may require in obtaining the full benefits of this Agreement.

        3.4 Filing Fees. Borrower shall pay all costs of filing any financing, continuation, or termination statement with respect to the security interests granted herein.

        3.5 Pledges. Borrower shall deliver and pledge to U.S. Bank, endorsed or accompanied by instruments of assignment or transfer satisfactory to U.S. Bank, any Instruments, Investment Property, Documents, General Intangibles, or Chattel Paper that U.S. Bank may specify from time to time.

        3.6 Maintenance of Records. Borrower shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral including but not limited to a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Borrower shall deliver and turn over to U.S. Bank all books and records pertaining to the Collateral at any time after the occurrence and during the continuation of an Event of Default, if so demanded by U.S. Bank.

        3.7 Disposition of Collateral. Except for the sale of Equipment that was used in Borrower's location at Phinney Avenue North, Seattle, Washington, or in the ordinary course of Borrower's business or as otherwise allowed in the Credit Agreement, Borrower shall not sell or transfer any of the Collateral or release, compromise, or settle any obligation or material receivable due to Borrower.

        3.8 Indemnification. Borrower agrees to pay, and to indemnify U.S. Bank and hold U.S. Bank harmless from, all liabilities, costs, and expenses including but not limited to reasonable legal fees and expenses with respect to or resulting from (a) any delay in paying any excise, sales, or other taxes that may be payable or determined to be payable with respect to any of the Collateral, (b) any delay by Borrower in complying with any requirement of law applicable to any of the Collateral, or (c) any of the transactions contemplated by this Agreement. In any reasonable suit, proceeding, or action brought by U.S. Bank to enforce payment of any sum owing on any Account or to enforce any provisions of any Account, Borrower will indemnify U.S. Bank and hold U.S. Bank harmless from all expense, loss, or damage suffered by reason of any defense, setoff, counterclaim, recoupment, or reduction allowed with respect to the Account to the extent arising out of a breach by Borrower of any obligation under the Account or arising out of any other agreement, indebtedness, or liability at any time owing to or in favor of such Account Debtor or its successors from Borrower.

        3.9 Limitations on Amendments, Modifications, Terminations, Waivers, and Extensions of Contracts and Agreements Giving Rise to Accounts. Except, in each case, in the ordinary course of Borrower's business or consistent with industry practice, Borrower will not (a) amend, modify, terminate, waive, or extend any provision of any agreement giving rise to an Account in any manner that could reasonably be expected to have a material adverse effect on the aggregate value of the Accounts as Collateral or (b) fail to exercise promptly and diligently every material right that it may have under each agreement giving rise to an Account, other than any right of termination.

        3.10 Limitations on Discounts, Compromises, and Extensions of Accounts. Borrower will not grant any extension of the time of payment of any of the Accounts; compromise, compound, or settle the same for less than the full amount thereof; release, wholly or partially, any Person liable for the payment thereof; or allow any credit or discount whatsoever thereon, except, in each case, in the ordinary course of Borrower's business or consistent with industry practice.

        3.11 Further Identification of Collateral. Borrower will furnish to U.S. Bank, upon its reasonable request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as U.S. Bank may reasonably request.

        3.12 Notices. Borrower will advise U.S. Bank promptly in reasonable detail at its address set forth in Section 7.9 of the occurrence of any event that could reasonably be expected to have a material adverse effect on the Collateral or on the liens created hereunder, including any lien (other than liens created hereby or permitted under the Credit Agreement) on or claim asserted against any of the Collateral.

        3.13 Changes in Locations, Name, Etc. Borrower will not (a) change the location of its chief executive office/chief place of business or remove its books and records from the locations specified on Schedule II to this Agreement,
(b) except in the ordinary course of Borrower's business and consistent with prior practice, permit any of the Inventory or Equipment (excluding Vehicles) to be kept at locations other than those listed on Schedule II, or (c) change its name, identity, or structure to such an extent that any financing statement filed by U.S. Bank in connection with this Agreement would become seriously misleading, unless it shall have given U.S. Bank at least ten days' prior written notice thereof.

        3.14 Trademarks.

        (a) Borrower (either itself or through licensees) will, in a manner consistent with prior practice, (i) continue to use its Trademarks in order to maintain such Trademarks in full force, free from any claim of abandonment for nonuse that would materially decrease the aggregate value of the Trademarks,
(ii) maintain the quality of products and services offered under such Trademarks, (iii) employ such Trademarks with the appropriate notice of registration, (iv) not adopt or use any mark that is confusingly similar to or a colorable imitation of such

Trademarks unless U.S. Bank shall have obtained a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any currently-used Trademark may become invalidated.

        (b) Borrower will notify U.S. Bank immediately if it knows, or has reason to know, of (i) any application or registration relating to any Trademark material to its business that may become abandoned or dedicated, or (ii) any adverse determination or development (including but not limited to the institution of, or any adverse determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding Borrower's ownership of any material Trademark or its right to register, keep, or maintain the same.

        (c) Whenever Borrower, either by itself or through any agent, employee, licensee, or designee, shall file an application for the registration of any material Trademark with the United States Patent and Trademark Office, Borrower shall report such filing to U.S. Bank within 30 days after the last day of the calendar month in which such filing occurs. Borrower shall execute and deliver to U.S. Bank all agreements, instruments, powers of attorney, documents, and papers that U.S. Bank may request to evidence U.S. Bank's security interest in any Trademark and in the goodwill and general intangibles of Borrower relating to or represented by the Trademark. Borrower hereby constitutes U.S. Bank its attorney-in-fact to execute and file all such writings for the foregoing purposes, with all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, is irrevocable until all Secured Obligations are paid in full.

        (d) Borrower will take all reasonable and necessary steps, including but not limited to all reasonable and necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof to which Borrower has applied for any Trademark, to maintain and pursue each application, to obtain the relevant registration, and to maintain each registration of material Trademarks, including but not limited to filing applications for renewal, affidavits of use, and affidavits of incontestability.

        (e) If any Trademark that is included in the Collateral is infringed, misappropriated, or diluted by a third party, Borrower shall promptly notify U.S. Bank after it learns thereof and shall take such action as Borrower reasonably deems appropriate under the circumstances to protect such Trademark.

        3.15 Vehicles. Upon request by U.S. Bank, the application for certificate of title to any vehicle indicating U.S. Bank's first priority lien on such Vehicle, and any other necessary documentation, shall be filed in each office in each jurisdiction that U.S. Bank deems advisable to perfect its lien on any Vehicle constituting Collateral.

        3.16 Insurance. Borrower agrees to insure the Collateral against all hazards in form and amount consistent with the prior practices of Borrower and reasonably acceptable to U.S. Bank. If Borrower fails to obtain such insurance, U.S. Bank shall have the right, but not the obligation, to obtain either insurance covering both Borrower's and U.S. Bank's interest in the

Collateral, or insurance covering only U.S. Bank's interest in the Collateral. Borrower agrees to pay such premium that would be charged for insurance that Borrower is required to maintain by this Section 3.16. This amount may be added to the outstanding balance of the Loans, and interest thereon shall be charged at the rate specified in any applicable Loan Document, or U.S. Bank may demand immediate payment. Any unpaid insurance premium advanced by U.S. Bank shall be secured under the terms of this Agreement. U.S. Bank will have no liability whatsoever for any loss which may occur by reason of the omission or lack of coverage of any such insurance. Any insurer shall make payable jointly to the Borrower and U.S. Bank as secured party (or otherwise as its interest may appear) any loss payments from casualty/property loss insurance covering any of the Collateral in excess of $100,000.

        3.17 Copy of Financing Statement. Borrower agrees that a carbon, photographic, or other reproduction of a financing statement or this Agreement is sufficient as a financing statement.

                   ARTICLE IV. REPRESENTATIONS AND WARRANTIES


        Borrower hereby makes the following representations and warranties:

        4.1 Title to Collateral. Borrower has good and marketable title to all the Collateral, free and clear of all liens excepting only the security interests created pursuant to this Agreement or permitted pursuant to the Credit Agreement.

        4.2 No Impairment of Collateral. None of the Collateral shall be impaired or jeopardized because of the security interest herein granted.

        4.3 Other Agreements. The execution and delivery of this Agreement, the consummation of the transactions provided for herein, and the fulfillment of the terms hereof will not result in the breach of any of the terms, conditions, or provisions of, or constitute a default under, or conflict with, or cause any acceleration of any obligation under any (a) agreement or other instrument to which Borrower is a party or by which Borrower is bound or (b) Applicable Law.

        4.4 No Approvals. No Governmental Approvals of any nature are required in connection with the security interests herein granted.

        4.5 Authority. Borrower has full power and authority to assign to U.S. Bank and to grant to U.S. Bank a security interest in the Collateral.

        4.6 Location of Records. The address of the office where the books and records of Borrower are kept concerning the Collateral is set forth on Schedule II.

        4.7 Location of Collateral. The locations of all Inventory and Equipment of Borrower are described on Schedule II.

        4.8 Name. Borrower, but not necessarily any of its Subsidiaries, conducts its business only under the name "Redhook Ale Brewery, Incorporated."

        4.9 Accounts. The amount represented by Borrower to U.S. Bank from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts will at such time be the materially correct amount actually owing by such Account Debtor or Debtors thereunder. No material amount payable to Borrower under or in connection with any Account is evidenced by any Instrument or Chattel Paper that has not been delivered to U.S. Bank.

        4.10 Chief Executive Office. Borrower's chief executive office and chief place of business is located at the address set forth on Schedule II.

        4.11 Trademarks. Schedule I hereto includes all Trademarks owned by Borrower in its own name as of the date hereof. To the best of Borrower's knowledge, the Trademarks are valid, subsisting, unexpired, and enforceable and have not been abandoned. Except as set forth in Schedule I, none of the Trademarks is the subject of any licensing or franchise agreement. No holding, decision, or judgment that would limit, cancel, or question the validity of the Trademarks has been rendered by any Governmental Body. No action or proceeding is pending that seeks to limit, cancel, or question the validity of such Trademarks and that would, if adversely determined, have a material adverse effect on the aggregate value of the Trademarks.

        4.12 Governmental Obligors. No Account Debtor is a Governmental Body.

                   ARTICLE V. U.S. BANK'S RIGHTS WITH RESPECT
                                TO THE COLLATERAL

        5.1 No Duty on U.S. Bank's Part. U.S. Bank shall not be required (except at its option upon the occurrence and during the continuation of any Event of Default) to realize upon any Accounts, Financial Assets, Instruments, Investment Property, Chattel Paper, or General Intangibles; collect the principal, interest, or payment due thereon, exercise any rights or options of Borrower pertaining thereto; make presentment, demand, or protest; give notice of protest, nonacceptance, or nonpayment; or do any other thing for the protection, enforcement, or collection of such Collateral. The powers conferred on U.S. Bank hereunder are solely to protect U.S. Bank's interests in the Collateral and shall not impose any duty upon U.S. Bank to exercise any such powers. U.S. Bank shall be accountable only for amounts that U.S. Bank actually receives as a result of the exercise of such powers; and neither U.S. Bank nor any of its officers, directors, employees, or agents shall be responsible to Borrower for any act or failure to act hereunder.

        5.2 Negotiations with Account Debtors. During the existence of any Event of Default, U.S. Bank may, in its sole discretion, extend or consent to the extension of the time of payment or maturity of any Instruments, Accounts, Chattel Paper, or General Intangibles.

        5.3 Right to Assign. Except as otherwise provided in the Credit Agreement, U.S. Bank may assign or transfer the whole or any part of the Secured Obligations and may transfer therewith U.S. Bank's security interests in the whole or any part of the Collateral; and all obligations, rights, powers, and privileges herein provided shall inure to the benefit of the assignee and shall bind the successors and assigns of the parties hereto.

        5.4 Duties Regarding Collateral. Beyond the safe custody thereof, U.S. Bank shall not have any duty as to any Collateral in its possession or control, or as to any preservation of any rights of or against other parties.

        5.5 Collection From Account Debtors. During the existence of any Event of Default, Borrower shall, upon demand by U.S. Bank (and without any grace or cure period), notify all Account Debtors to make payment to U.S. Bank of any amounts due or to become due. Borrower authorizes U.S. Bank to contact the Account Debtors for the purpose of having all or any of them pay their obligations directly to U.S. Bank. Upon demand by U.S. Bank, Borrower shall enforce collection of any indebtedness owed to it by Account Debtors.

        5.6 Inspection. U.S. Bank and its designees, from time to time at reasonable times and intervals, may inspect the Equipment and Inventory and inspect, audit, and make copies of and extracts from all records and all other papers in the possession of Borrower.

        5.7 Assignee Deposit Account. Upon demand by U.S. Bank, during the existence of an Event of Default, Borrower will transmit and deliver to U.S. Bank, in the form received, immediately after receipt, all cash, checks, drafts, Chattel Paper, Instruments, or other writings for the payment of money including Investment Property (properly endorsed, where required, so that the items may be collected by U.S. Bank) that may be received by Borrower at any time. All items or amounts that are delivered by Borrower to U.S. Bank, or collected by U.S. Bank from the Account Debtors, shall be deposited to the credit of a Deposit Account ("Assignee Deposit Account") of Borrower with U.S. Bank, as security for the payment of the Secured Obligations. Borrower shall have no right to withdraw any funds deposited in the Assignee Deposit Account. U.S. Bank may, from time to time in its discretion, and shall, upon the request of Borrower made not more than twice in any week, apply all or any of the balance, representing collected funds, in the Assignee Deposit Account, to payment of the Secured Obligations, whether or not then due, in such order of application, not inconsistent with the terms of the Credit Agreement and this Agreement, as U.S. Bank may determine; and U.S. Bank may, from time to time in its discretion, release all or any of such balance to Borrower.

                  ARTICLE VI. U.S. BANK'S RIGHTS AND REMEDIES

        6.1 General. During the existence of any Event of Default, U.S. Bank may exercise its rights and remedies in the Credit Agreement and in any other Loan Documents and any other rights and remedies at law and in equity, simultaneously or consecutively, all of which rights and remedies shall be cumulative. The choice of one or more rights or remedies shall not be construed as a waiver or election barring other rights and remedies. Borrower hereby acknowledges and agrees that U.S. Bank is not required to exercise all rights and remedies available to it equally with respect to all the Collateral and that U.S. Bank may select less than all the Collateral with respect to which the rights and remedies as determined by U.S. Bank may be exercised.

        6.2 Notice of Sale; Duty to Assemble Collateral. In addition to or in conjunction with the rights and remedies referred to in Section 6.1 hereof:

        (a) Written notice mailed to Borrower at the address designated herein ten days or more prior to the date of public or private sale of any of the Collateral shall constitute reasonable notice.

        (b) If U.S. Bank requests, Borrower will assemble the Collateral and make it available to U.S. Bank at places that U.S. Bank shall reasonably select, whether on Borrower's premises or elsewhere.

                        ARTICLE VII. GENERAL PROVISIONS

        7.1 Entire Agreement. This Agreement, together with the Credit Agreement and the other Loan Documents, sets forth all the promises, covenants, agreements, conditions, and understandings between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements, or conditions, express or implied, oral or written, with respect thereto, except as contained or referred to herein. This Agreement may not be amended, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of such amendment, waiver, discharge, or termination is sought.

        7.2 Invalidity. If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereunder, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

        7.3 Nonwaiver and Nonexclusive Rights and Remedies.

        (a) No right or remedy herein conferred upon or reserved to U.S. Bank is intended to be to the exclusion of any other right or remedy, but each and every such right or remedy shall be cumulative and shall be in addition to every other right or remedy given hereunder and now or hereafter existing at law or in equity.

        (b) No delay or omission by U.S. Bank in exercising any right or remedy accruing upon an Event of Default shall impair any such right or remedy, or shall be construed to be a waiver of any such Event of Default, or an acquiescence therein, nor shall it affect any subsequent Event of Default of the same or of a different nature.

        7.4 Termination of Security Interest. When all the Secured Obligations have been paid in full, the security interest provided herein shall terminate and U.S. Bank shall return to Borrower all Collateral then held by U.S. Bank, if any, and upon written request of Borrower, shall execute, in form for filing, termination statements of the security interests herein granted. Thereafter, no party hereto shall have any further rights or obligations hereunder.

        7.5 Successors and Assigns. All rights of U.S. Bank hereunder shall inure to the benefit of its successors and assigns, and all obligations of Borrower shall be binding upon its successors and assigns.

        7.6 U.S. Bank's Appointment as Attorney-in-Fact.

        (a) Borrower hereby irrevocably constitutes and appoints U.S. Bank and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time during the existence of an Event of Default, in U.S. Bank's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action, and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement; and without limiting the generality of the foregoing, Borrower hereby gives U.S. Bank the power and right, on behalf of Borrower, without consent by or notice to Borrower, to do the following during the existence of an Event of Default:

        (i) to transfer to U.S. Bank or to any other Person all or any of the Collateral, to endorse any Instruments pledged to U.S. Bank, and to fill in blanks in any transfers of Collateral, powers of attorney, or other documents delivered to U.S. Bank;

        (ii) to pay or discharge taxes and liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement, and to pay all or any part of the premiums therefor and the costs thereof;

        (iii) to take possession of, endorse, and collect any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due under any Account, Instrument, or General Intangible or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by U.S. Bank for the purpose of collecting all such moneys due under any Account, Financial Assets, Instrument, Investment Property, or General Intangible or with respect to any other Collateral whenever payable; and

        (iv) to direct any party liable for any payment under any of the Collateral to make payment of all moneys due or to become due thereunder directly to U.S. Bank or as U.S. Bank shall direct; to ask for, demand, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices, and other documents in connection with any of the Collateral; to commence and prosecute any suits, actions, or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral and to enforce any other right in respect of any Collateral; to defend, settle, compromise, or adjust any suit, action, or proceeding brought against Borrower with respect to any Collateral and, in connection therewith, to give such discharge or releases as U.S. Bank may deem appropriate; to assign any Trademark (along with the goodwill of the business to which any such Trademark pertains) throughout the world for such terms, on such conditions, and in such manner as U.S. Bank shall in its sole discretion determine; and generally, to sell, transfer, pledge, and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though U.S. Bank were the absolute owner thereof for all purposes; and to do, at U.S. Bank's option and Borrower's expense, at any time or from time to time, all acts and things that U.S. Bank deems necessary to protect, preserve or realize upon the Collateral and U.S. Bank's liens thereon and to effect the intent of this Agreement, all as fully and effectively as Borrower might do.

        (b) Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of this appointment. This power of attorney is a power coupled with an interest and shall be irrevocable until all Secured Obligations are paid in full.

        (c) Borrower also authorizes U.S. Bank, at any time and from time to time, to execute, in connection with the sale provided for in Article VI hereof, any endorsements, assignments, or other instruments of conveyance or transfer with respect to the Collateral.

        (d) The powers conferred on U.S. Bank hereunder are solely to protect U.S. Bank's interests in the Collateral and shall not impose any duty upon U.S. Bank to exercise any such powers. U.S. Bank shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees, or agents shall be responsible to Borrower for any act or failure to act hereunder.

        7.7 Performance by U.S. Bank of Borrower's Obligations. If Borrower fails to perform or comply with any of its agreements contained herein and U.S. Bank, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expense of U.S. Bank incurred in connection with such performance or compliance, together with interest thereon at the rate provided for in the Credit Agreement upon the occurrence of an Event of Default, shall be payable by Borrower to U.S. Bank on demand and shall constitute Secured Obligations.

        7.8 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with and shall be governed by the laws of the state of Washington, without regard to the state's rules and principles relating to conflicts of law.

        7.9 Notices. All notices, requests, consents, demands, approvals, and other communications hereunder shall be deemed to have been duly given, made, or served if given, made or served in accordance with the notice provisions of
Section 10.1 of the Credit Agreement.

        7.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original Agreement, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, Borrower and U.S. Bank have caused this Agreement to be duly executed by their respective duly authorized officers or agents, to be effective as of February 22, 1999.


                                   REDHOOK ALE BREWERY, INCORPORATED






                                   By:     /s/ BRADLEY A. BERG
                                           -------------------
                                           Bradley A. Berg,
                                           Executive Vice President and
                                           Chief Financial Officer

ACCEPTED BY:                       U.S. BANK NATIONAL ASSOCIATION,
                                   a national banking association






                                    By:      /s/ MATT HILL
                                             -------------

                                             Matthew D. Hill, Assistant Vice
                                             President

                                   SCHEDULE I

                             TRADEMARK REGISTRATIONS

----------------------------------------------------------------------------------------------------------
         Mark                              Country             Reg. No.                   Issued
----------------------------------------------------------------------------------------------------------
BALLARD BITTER                             Canada               426,849                 May 6, 1994
----------------------------------------------------------------------------------------------------------
BALLARD BITTER                             Mexico               484957               November 30, 1994
----------------------------------------------------------------------------------------------------------
BALLARD BITTER                              U.S.               1,755,631               MARCH 2, 1993
----------------------------------------------------------------------------------------------------------
BALLARD BITTER                           State: New          Vol. 90 Pg 26           February 15, 1995
                                          Hampshire
----------------------------------------------------------------------------------------------------------
BLACK HOOK                                  U.S.               1,299,809              OCTOBER 9, 1984
----------------------------------------------------------------------------------------------------------
BLACK HOOK                                 Mexico               484959               November 30, 1994
----------------------------------------------------------------------------------------------------------
BLACK HOOK                               State: New          Vol. 90 Pg 24           February 15, 1995
                                          Hampshire
----------------------------------------------------------------------------------------------------------
BLACKHOOK PORTER & DESIGN                   U.S.               1,296,703            SEPTEMBER 18, 1984
----------------------------------------------------------------------------------------------------------
BLUELINE                                    U.S.               1,892,301                MAY 2, 1995
----------------------------------------------------------------------------------------------------------
DESIGN (BALLARD BITTER)                     U.S.               1,409,762            SEPTEMBER 16, 1986
----------------------------------------------------------------------------------------------------------
DESIGN (WINTERHOOK)                         U.S.               1,493,423               JUNE 21, 1988
----------------------------------------------------------------------------------------------------------
FORECASTERS                                 U.S.               1,929,789             OCTOBER 24, 1995
----------------------------------------------------------------------------------------------------------
RED HOOK                                   Canada               418,500              October 22, 1993
----------------------------------------------------------------------------------------------------------
RED HOOK                                  Hong Kong             2375/93                June 18, 1993
----------------------------------------------------------------------------------------------------------
RED HOOK                                    Japan               2601613              November 30, 1993
----------------------------------------------------------------------------------------------------------
RED HOOK                                 South Korea            247,104               August 17, 1992
----------------------------------------------------------------------------------------------------------
RED HOOK                                   Mexico               484960               November 30, 1994
----------------------------------------------------------------------------------------------------------
RED HOOK                                  Singapore             7563/91               August 13, 1991
----------------------------------------------------------------------------------------------------------
RED HOOK                                   Taiwan               556831                April 16, 1992
----------------------------------------------------------------------------------------------------------
RED HOOK                                    U.S.               1,253,138              OCTOBER 4, 1983
----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
         Mark                         Country             Reg. No.                   Issued
-----------------------------------------------------------------------------------------------------
RED HOOK ALE & DESIGN                  U.S.               1,332,480              APRIL 23, 1985
-----------------------------------------------------------------------------------------------------
RED HOOK BLUELINE AND DESIGN           U.S.               1,802,237             NOVEMBER 2, 1993
-----------------------------------------------------------------------------------------------------
RED HOOK DOUBLE BLACK                  Japan               4143687                 May 8, 1998
-----------------------------------------------------------------------------------------------------
RED HOOK ESB                        State: New          Vol 90 Pg 25            February 15, 1995
                                    Hampshire
-----------------------------------------------------------------------------------------------------
RED HOOK ESB AND DESIGN                U.S.               1,940,873             DECEMBER 12, 1995
-----------------------------------------------------------------------------------------------------
RED HOOK DOUBLE BLACK STOUT            U.S.               2,093,507             SEPTEMBER 2, 1997
-----------------------------------------------------------------------------------------------------
TROLLEYMAN                             U.S.               1,929,788             OCTOBER 24, 1995
-----------------------------------------------------------------------------------------------------
WHEAT HOOK                            Canada               413,666                June 18, 1993
-----------------------------------------------------------------------------------------------------
WHEAT HOOK                            Mexico               484958               November 30, 1994
-----------------------------------------------------------------------------------------------------
WHEAT HOOK                             U.S.               1,682,181               APRIL 7, 1992
-----------------------------------------------------------------------------------------------------
WHEAT HOOK                          State: New           Vol 90 Pg 7            February 15, 1995
                                     Hampshire
-----------------------------------------------------------------------------------------------------
WHEATHOOK and Design                   State:              18,915                 May 10, 1989
                                    Washington
-----------------------------------------------------------------------------------------------------
WINTERHOOK                             U.S.               1,490,430               MAY 31, 1988
-----------------------------------------------------------------------------------------------------
WINTERHOOK                          State: New                                   March 20, 1996
                                     Hampshire
-----------------------------------------------------------------------------------------------------
                                      TRADEMARK APPLICATIONS
-----------------------------------------------------------------------------------------------------
BALLARD BITTER, IPA and Design         U.S.              75/479,479                May 5, 1998
-----------------------------------------------------------------------------------------------------
ESB                                    Japan             1997-103375              April 3, 1997
-----------------------------------------------------------------------------------------------------
RED HOOK                               Japan             1997-103376              April 3, 1997
-----------------------------------------------------------------------------------------------------
RED HOOK Logo                        Community             440966               December 11, 1996
-----------------------------------------------------------------------------------------------------

                                   SCHEDULE II



Address of


Chief executive office:     3400 Phinney Avenue North
                            Seattle, WA  98103





Address of Office where
Books and records are kept: Same as Chief Executive Office





Addresses of locations of
Collateral:                 Washington